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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 31, 1996 appearing on page 40 of New England Investment Companies, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1995.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 13, 1997